July 30, 2019

BNY MELLON RESEARCH GROWTH FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the core research team at Mellon Investments Corporation ("Mellon"), an affiliate of the Adviser. The team members primarily responsible for managing the fund are Leigh N. Todd, Barry Mills, Erik A. Swords, Monty A. Kori and Matthew T. Jenkin. Ms. Todd has been the lead portfolio manager of the fund since March 2019. She is a managing director at Mellon. Mr. Mills has been a primary portfolio manager of the fund since September 2008. He is an analyst on the core research team at Mellon. Messrs. Swords, Kori and Jenkin have been primary portfolio managers of the fund since July 2019. Mr. Swords is a senior research analyst at Mellon covering the software and information technology services industries. Mr. Kori is a senior research analyst on the Global Research team at Mellon. Mr. Jenkin is a senior research analyst at Mellon covering the health care sector, and is also a portfolio manager on Mellon's Focused Large Cap Growth Equity strategy. Each primary portfolio manager also is an employee of the Adviser.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the core research team at Mellon Investments Corporation. The team members primarily responsible for managing the fund are Leigh N. Todd, Barry Mills, Erik A. Swords, Monty A. Kori and Matthew T. Jenkin. Ms. Todd has been the lead portfolio manager of the fund since March 2019. She is a managing director and Director of Global Equity Research Strategies at Mellon and a portfolio manager on Mellon's U.S. Large Cap Growth Equity and Focused Large Cap Growth Equity strategies. She has been employed by Mellon or a predecessor company of Mellon since 2005, and by the Adviser since 2001. Mr. Mills has been a primary portfolio manager of the fund since September 2008. He is an analyst on the core research team at Mellon and has been employed by Mellon or a predecessor company of Mellon since 2005. Mr. Mills also has been employed by the Adviser since 1999. Mr. Swords is a senior research analyst at Mellon covering the software and information technology services industries, and also serves as a portfolio manager of the Digital Assets and Core Research Technology Sector Equity strategies at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2005, and by the Adviser since 2009. Mr. Kori is a is a senior research analyst on the Global Research team at Mellon. Prior to joining Mellon in 2017, he was a sector portfolio manager at Fidelity Management & Research Company from 2014 to 2016. Mr. Kori has also been employed by the Adviser since 2019. Mr. Jenkin is a senior research analyst at Mellon covering the health care sector, and is also a portfolio manager on Mellon's Focused Large Cap Growth Equity strategy.  Prior to joining Mellon in 2015, he served as a health care portfolio manager at Bluecrest Capital Management from 2014 to 2015 and served as a health care portfolio manager and analyst at Balyasny Asset Management from 2009 to 2014. Mr. Jenkin has also been employed by the Adviser since 2015. The portfolio managers manage the fund in their capacity as employees of the Adviser.

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Effective October 1, 2019, Barry Mills will no longer serve as a primary portfolio manager of the fund.

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                                                                                                                             July 30, 2019

BNY MELLON RESEARCH GROWTH FUND, INC.

Supplement to Current Statement of Additional Information

The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by the primary portfolio manager shown below and assets under management in those accounts as of June 30, 2019:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Erik A. Swords	6	$4.6B	6	$798M	17	$2.3B
Monty A. Kori	6	$4.6B	6	$798M	17	$2.3B
Matthew T. Jenkin	6	$4.6B	6	$798M	17	$2.3B

The following table provides information on accounts managed (included within the table above) by the primary portfolio manager shown below that are subject to performance-based advisory fees as of June 30, 2019:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts
Erik A. Swords	None	N/A	N/A
Monty A. Kori	None	N/A	N/A
Matthew T. Jenkin	None	N/A	N/A

As of June 30, 2019, none of Erik T. Swords, Monty A. Kori or Matthew T. Jenkin beneficially owned any shares of BNY Mellon Research Growth Fund, Inc.

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